Exhibit 99.1

Priority Investor Inquiries:
Chris Kettmann
ckettmann@lincolnchurchilladvisors.com
(773) 497-7575

Priority Technology Holdings, Inc. Announces Second Quarter 2022 Financial Results
Strong Second Quarter Revenue Growth Across all Business Segments
ALPHARETTA, GA - August 9, 2022 -- Priority Technology Holdings, Inc. (NASDAQ: PRTH) ("Priority" or the "Company"), a leading payments technology company helping customers collect, store and send money, today announced its second quarter 2022 financial results including strong quarter-over-quarter diversified revenue growth.
Highlights of Consolidated Results
Second Quarter 2022, Compared with Second Quarter 2021
Financial highlights of the second quarter of 2022 compared with the second quarter of 2021, are as follows:
•Revenue of $166.4 million increased 33.1% from $125.0 million.
•Gross profit (a non-GAAP measure1) of $55.7 million increased 58.2% million from $35.2 million.
•Gross profit margin (a non-GAAP measure1) of 33.5% increased 540 basis points from 28.1%.
•Operating income of $13.1 million increased 77.0% from $7.4 million.
•Adjusted EBITDA (a non-GAAP measure1) of $33.9 million increased 61.4% from $21.0 million.
1See "Non-GAAP Financial Measures" and the reconciliations of Gross Profit, Gross Profit Margin, and Adjusted EBITDA, to their most comparable GAAP measures provided below for additional information.

"We delivered another strong quarter of top- and bottom-line growth, driven by increasing demand for our products and services," said Tom Priore, Chairman and CEO of Priority. "Priority's financial performance demonstrates that our unified commerce product vision continues to win in the marketplace. We have built with intention to perform in varying economic climates and our numbers back up our ability to deliver."

Full Year 2022 Financial Guidance
Priority's outlook remains strong and we are reaffirming our full-year 2022 guidance.
•Revenue is forecasted to range between $650 million to $665 million, a growth rate of 26% to 29%.
•Adjusted EBITDA (a non-GAAP measure) is forecasted to range between $145 million to $150 million, a growth rate of 51% to 56%.
Conference Call
Priority Technology Holdings, Inc.'s leadership will host a conference call on Tuesday, August 9, 2022 at 11:00 a.m. EDT to discuss its second quarter 2022 financial results. Participants can access the call by phone in the U.S. or Canada at (833) 636-1319 or internationally at (412) 902-4286.
The Internet webcast link and accompanying slide presentation can be accessed at https://edge.media-server.com/mmc/p/fgpa38jm and will also be posted in the "Investor Relations" section of the Company's website at www.PRTH.com.

An audio replay of the call will be available shortly after the conference call until August 16, 2022 at 2:00 p.m. EDT. To listen to the audio replay, dial (877) 344-7529 or (412) 317-0088 and enter conference ID number 4629057. Alternatively, you may access the webcast replay in the "Investor Relations" section of the Company's website at www.PRTH.com.
Non-GAAP Financial Measures
This communication includes certain non-GAAP financial measures that we regularly review to evaluate our business and trends, measure our performance, prepare financial projections, allocate resources, and make strategic decisions. We believe these non-GAAP measures help to illustrate the underlying financial and business trends relating to our results of operations and comparability between current and prior periods. We also use these non-GAAP measures to establish and monitor operational goals. However, these non-GAAP measures are not superior to or a substitute for prominent measurements calculated in accordance with GAAP. Rather, the non-GAAP measures are meant to be a complement to understanding measures prepared in accordance with GAAP.

Gross Profit and Gross Profit Margin
The Company's non-GAAP gross profit metric represents revenues less costs of services. Gross profit margin is gross profit divided by revenues. We review these non-GAAP measures to evaluate our underlying profit trends. The reconciliation of gross profit to its most comparable GAAP measure is provided below:

	(in thousands)
	Three Months Ended June 30,
	2022	2021
Revenues	$166,430	$125,014
Costs of services	(110,749)	(89,831)
Gross profit	$55,681	$35,183
Gross profit margin	33.5%	28.1%

EBITDA and Adjusted EBITDA

EBITDA and adjusted EBITDA are performance measures. EBITDA is earnings before interest, income tax, and depreciation and amortization expenses ("EBITDA"). Adjusted EBITDA begins with EBITDA but further excludes certain non-cash costs, such as stock-based compensation and the write-off of the carrying value of investments or other assets, as well as debt extinguishment and modification expenses and other expenses and income items considered non-recurring, such as acquisition integration expenses, certain professional fees, and litigation settlements. We review the non-GAAP adjusted EBITDA measure to evaluate our business and trends, measure our performance, prepare financial projections, allocate resources, and make strategic decisions.

The reconciliation of adjusted EBITDA to its most comparable GAAP measure is provided below:

	(in thousands)
	Three Months Ended June 30,
	2022	2021
Net income (loss)	$287	$(9,477)
Interest expense	12,335	7,285
Income tax expense	467	1,490
Depreciation and amortization	17,505	10,723
EBITDA	30,594	10,021
Debt extinguishment and modification	—	8,322
Selling, general and administrative	1,743	1,834
Non-cash stock-based compensation	1,542	856
Other non-operating expense	—	(17)
Adjusted EBITDA	33,879	21,016

Further detail of certain of these adjustments, and where these items are recorded in our consolidated statements of operations, is provided below:

	(in thousands)
	Three Months Ended June 30,
	2022	2021
Selling, general and administrative expenses:
Certain legal fees	$213	$1,587
Professional, accounting and consulting fees	373	247
IRS penalty for 2014 and 2015	703	—
General ledger transition expenses	96	—
Other expenses	358	—
Write-down of note receivable	—	—
	$1,743	$1,834
Priority does not provide a reconciliation of forward-looking non-GAAP financial measures to their comparable GAAP financial measures because it could not do so without unreasonable effort due to the unavailability of the information needed to calculate reconciling items and due to the variability, complexity and limited visibility of the adjusting items that would be excluded from the non-GAAP financial measures in future periods. When planning, forecasting and analyzing future periods, the Company does so primarily on a non-GAAP basis without preparing a GAAP analysis as that would require estimates for various cash and non-cash reconciling items that would be difficult to predict with reasonable accuracy. For example, stock-based compensation expense would be difficult to estimate because it depends on the Company's future hiring and retention needs, as well as the future fair market value of the Company's common stock, all of which are difficult to predict and subject to constant change. As a result, the Company does not believe that a GAAP reconciliation would provide meaningful supplemental information about the Company's outlook.

About Priority Technology Holdings, Inc.
Priority is a payments powerhouse driving the convergence of payments and banking. The company has built a single platform to collect, store, and send money that operates at scale. We help our customers take and make payments while managing business and consumer operating accounts to monetize payment networks. Our tailored, agile technology powers high-value, payments products bolstered by our industry-leading personalized support. Additional information can be found at www.PRTH.com.
Forward-Looking Statements
This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services, and other statements identified by words such as "may," "will," "should," "anticipates," "believes," "expects," "plans," "future," "intends," "could," "estimate," "predict," "projects," "targeting," "potential" or "contingent," "guidance," "outlook" or words of similar meaning. These forward-looking statements include, but are not limited to, our 2022 outlook and statements regarding our market and growth opportunities. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive risks, trends and uncertainties that could cause actual results to differ materially from those projected, expressed, or implied by such forward-looking statements. Our actual results could differ materially, and potentially adversely, from those discussed or implied herein.
We caution that it is very difficult to predict the impact of known factors, and it is impossible for us to anticipate all factors that could affect our actual results. All forward-looking statements are expressly qualified in their entirety by these cautionary statements. You should evaluate all forward-looking statements made in this press release in the context of the risks and uncertainties disclosed in our SEC filings, including our most recent Annual Report on Form 10-K filed with the SEC on March 17, 2022. These filings are available online at www.sec.gov or www.PRTH.com.
We caution you that the important factors referenced above may not contain all of the factors that are important to you. In addition, we cannot assure you that we will realize the results or developments we expect or anticipate or, even if substantially realized, that they will result in the consequences we anticipate or affect us or our operations in the way we expect. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance. The forward-looking statements included in this press release are made only as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. If we do update one or more forward-looking statements, no inference should be made that we will make additional updates with respect to those or other forward-looking statements. We qualify all of our forward-looking statements by these cautionary statements.

Priority Technology Holdings, Inc.
Unaudited Consolidated Statements of Operations

(in thousands, except per share amounts)	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Revenues	$166,430	$125,014	$319,669	$238,311
Operating expenses
Cost of revenue	110,749	89,831	212,229	171,694
Salary and employee benefits	15,770	10,351	31,847	19,899
Depreciation and amortization	17,505	10,723	34,858	19,793
Selling, general and administrative	9,346	6,704	16,849	14,993
Total operating expenses	153,370	117,609	295,783	226,379
Operating income	13,060	7,405	23,886	11,932
Other (expense) income
Interest expense	(12,335)	(7,285)	(23,870)	(16,453)
Debt extinguishment and modification costs	—	(8,322)	—	(8,322)
Other income (expense), net	29	215	80	(54)
Total other expense, net	(12,306)	(15,392)	(23,790)	(24,829)
Income (loss) before income taxes	754	(7,987)	96	(12,897)
Income tax expense (benefit)	467	1,490	142	(741)
Net income (loss)	287	(9,477)	(46)	(12,156)
Less: Dividends and accretion attributable to redeemable senior preferred stockholders	(8,549)	(3,911)	(16,949)	(3,911)
Less: NCI preferred unit redemptions	—	(10,777)	—	(10,777)
Net loss attributable to common stockholders	(8,262)	(24,165)	$(16,995)	$(26,844)

Loss per common share:
Basic and diluted	$(0.11)	$(0.35)	$(0.22)	$(0.39)

Weighted-average common shares outstanding:
Basic and diluted	78,603	69,496	78,600	68,525

Priority Technology Holdings, Inc.
Unaudited Consolidated Balance Sheets

(in thousands)
	June 30, 2022	December 31, 2021
Assets
Current assets:
Cash and cash equivalents	$22,162	$20,300
Restricted cash	11,717	28,859
Accounts receivable, net of allowances	70,437	58,423
Prepaid expenses and other current assets	18,200	15,807
Current portion of notes receivable	781	272
Settlement assets and customer account balances	504,132	479,471
Total current assets	627,429	603,132
Notes receivable, less current portion	2,049	105
Property, equipment and software, net	26,749	25,233
Goodwill	365,740	365,740
Intangible assets, net	316,964	340,211
Deferred income taxes, net	11,319	8,265
Other noncurrent assets	11,053	9,256
Total assets	$1,361,303	$1,351,942
Liabilities, Redeemable Senior Preferred Stock and Stockholders' Deficit
Current liabilities:
Accounts payable and accrued expenses	$55,200	$42,523
Accrued residual commissions	34,513	29,532
Customer deposits and advance payments	1,065	5,021
Current portion of long-term debt	6,200	6,200
Settlement and customer account obligations	506,691	500,291
Total current liabilities	603,669	583,567
Long-term debt, net of current portion, discounts and debt issuance costs	602,224	604,105
Other noncurrent liabilities	15,533	18,349
Total noncurrent liabilities	617,757	622,454
Total liabilities	1,221,426	1,206,021
Redeemable senior preferred stock	220,031	210,158
Stockholders' deficit:
Preferred stock	—	—
Common stock	78	77
Additional paid-in capital	26,042	39,835
Treasury stock, at cost	(6,170)	(4,091)
Accumulated deficit	(100,104)	(100,058)
Total stockholders' deficit	(80,154)	(64,237)
Total liabilities, redeemable senior preferred stock and stockholders' deficit	$1,361,303	$1,351,942

Priority Technology Holdings, Inc.
Unaudited Consolidated Statements of Cash Flows

(in thousands)	Six Months Ended June 30,
	2022	2021
Cash flows from operating activities:
Net loss	$(46)	$(12,156)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization of assets	34,858	19,793
Stock-based compensation	3,100	1,414
Amortization of debt issuance costs and discounts	1,719	1,158
Write-off of deferred loan costs and discount	—	3,006
Deferred income tax benefit	(3,053)	(881)
PIK interest	—	(23,715)
Other non-cash items, net	—	(39)
Change in operating assets and liabilities:
Accounts receivable	(12,015)	(9,115)
Prepaid expenses and other current assets	(4,445)	(3,232)
Income taxes (receivable) payable	(304)	1,606
Notes receivable	297	198
Accounts payable and other accrued liabilities	14,792	10,490
Customer deposits and advance payments	(3,957)	1,385
Other assets and liabilities, net	(612)	307
Net cash provided by (used in) operating activities	30,334	(9,781)
Cash flows from investing activities:
Acquisitions of businesses, net of cash acquired	—	(34,507)
Additions to property, equipment and software	(6,011)	(5,222)
Notes receivable loan funding	(2,750)	—
Acquisitions of intangible assets	(3,724)	(43,353)
Other investing activities	(250)	—
Net cash used in investing activities	(12,735)	(83,082)
Cash flows from financing activities:
Proceeds from issuance of long-term debt, net of issue discount	—	293,619
Debt issuance and modification costs paid	—	(7,597)
Repayments of long-term debt	(3,100)	(358,325)
Borrowings under revolving credit facility	12,000	30,000
Repayments of borrowings under revolving credit facility	(12,500)	—
Proceeds from the issuance of redeemable senior preferred stock, net of discount	—	145,000
Redeemable senior preferred stock issuance fees and costs	—	(5,472)
Repurchases of common stock and shares withheld for taxes	(2,079)	—
Dividends paid to redeemable senior preferred stockholders	(7,076)	(1,575)
Settlement and customer accounts obligations, net	15,180	(61,570)
Contingent consideration for business combinations and asset acquisitions	(1,863)	—
Other financing activities	—	6
Net cash provided by financing activities	562	34,086
Net change in cash and cash equivalents, and restricted cash:
Net increase (decrease) in cash and cash equivalents, and restricted cash	18,161	(58,777)
Cash and cash equivalents, and restricted cash at beginning of period	518,093	88,120
Cash and cash equivalents, and restricted cash equivalents at end of period	$536,254	$29,343

(in thousands)	Six Months Ended June 30,
	2022	2021

Reconciliation of cash and cash equivalents, and restricted cash:
Cash and cash equivalents	$22,162	$11,111
Restricted cash	11,717	18,232
Customer account balances	502,375	—
Total cash and cash equivalents, and restricted cash	$536,254	$29,343

Priority Technology Holdings, Inc.
Reportable Segments' Results

(in thousands)	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
SMB Payments:
Revenue	$142,506	$120,311	$272,465	$229,412
Operating expenses	128,511	105,867	245,984	201,679
Operating income	$13,995	$14,444	$26,481	$27,733
Operating margin	9.8%	12.0%	9.7%	12.1%
Depreciation and amortization	$10,980	$10,373	$21,804	$19,081
Key indicators:
Merchant bankcard processing dollar value	$15,402,560	$13,888,861	$29,479,407	$25,772,028
Merchant bankcard transaction volume	164,341	150,733	310,289	278,316
B2B Payments:
Revenue	$5,295	$4,041	$11,220	$7,541
Operating expenses	4,632	4,020	10,148	7,929
Operating income (loss)	$663	$21	$1,072	$(388)
Operating margin	12.5%	0.5%	9.6%	(5.1)%
Depreciation and amortization	$73	$73	$146	$147
Key indicators:
Merchant bankcard processing dollar value	$155,462	$75,289	$263,869	$138,939
Merchant bankcard transaction volume	88	48	176	87
Enterprise Payments:
Revenue	$18,629	$662	$35,984	$1,358
Operating expenses	12,931	491	25,792	1,023
Operating income	5,698	171	$10,192	$335
Operating margin	30.6%	25.8%	28.3%	24.7%
Depreciation and amortization	$6,199	$—	$12,396	$—
Key indicators:
Merchant bankcard processing dollar value	$387,253	$—	$603,652	$—
Merchant bankcard transaction volume	842	—	1,214	—

Operating income of reportable segments	$20,356	$14,636	$37,745	$27,680
Less: Corporate expense	(7,296)	(7,231)	(13,859)	(15,748)
Consolidated operating income	$13,060	$7,405	$23,886	$11,932
Corporate depreciation and amortization	$253	$277	$512	$565
Key indicators:
Merchant bankcard processing dollar value	$15,945,275	$13,964,150	$30,346,928	$25,910,967
Merchant bankcard transaction volume	165,271	150,781	311,680	278,403